UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 6, 2007
                                 --------------
                Date of Report (Date of earliest event reported)
                                 --------------

                                  iBASIS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  000-27127               04-3332534
(State or Other Jurisdiction    (Commission File          (IRS Employer
      of Incorporation)              Number)            Identification No.)

                     20 Second Avenue, Burlington, MA 01803
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operations and Financial Condition.

     On Tuesday, November 6, 2007, iBasis, Inc. (the "Registrant") issued a press release regarding financial results for the third quarter ended September 30, 2007.

     A copy of this press release is being furnished herewith as Exhibit 99.1.

     The information in this Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.        Description
-----------        -------------------------------------------------------------

99.1               Press Release dated November 6, 2007 (furnished herewith)




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 6, 2007                 iBasis, Inc.

                                       By: /s/ Mark S. Flynn
                                           -----------------
                                           Chief Legal Officer and
                                           Corporate Secretary